Q1 2015 Earnings Summary May 6, 2015 ™ Trademark of Trinseo S.A. or its affiliates Exhibit 99.2

Introductions & Disclosure Rules

Disclosure Rules
Introductions
•
Chris Pappas, President & CEO
•
John Feenan, Executive Vice President & CFO
•
David Stasse, Vice President, Treasury & Investor Relations
statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward- looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,”
“potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning.
Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, those discussed in our Annual Report on Form 10-K for the year ended December 31, 2014 under Part I, Item 1A — “Risk Factors” and elsewhere in that report . As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you therefore against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.
This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US
(“GAAP”) including Adjusted EBITDA, Adjusted EBITDA excluding inventory revaluation, Adjusted Net Income (loss), and Adjusted EPS
- Diluted.  We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance.  We have provided a reconciliation of these measures in the Appendix section of this presentation.
Cautionary Note on Forward-Looking Statements.
This presentation contains forward-looking statements including, without limitation,

Agenda • Business Overview • Financial Review • Forward Focus • Q&A 3

Trinseo Overview

Performance Materials
Net Sales: $565MM
Adj EBITDA: $73MM
Adj EBITDA ex Reval: $93MM
Basic Plastics & Feedstocks
Net Sales: $454MM
Adj EBITDA: $59MM
Adj EBITDA ex Reval: $81MM
Leading Player #3 Polystyrene Globally
Synthetic Rubber
Net Sales: $129MM
Adj EBITDA: $26MM
Top 3 SSBR Globally
Latex
Net Sales: $238MM
Adj EBITDA: $21MM
#1 Globally in SB Latex
End
markets
Market
position
Trinseo - World leader in the production of latex, rubber and plastics
Americas Styrenics - ~$2 billion in annual net sales, leader in styrene / polystyrene
Performance Plastics
Net Sales: $197MM
Adj EBITDA: $25MM
Note: Division and Segment Adjusted EBITDA excludes Corporate Segment Adjusted EBITDA of ($23)MM. Totals may not sum due to rounding.
Q1’15 Net Sales: $1,018MM
Q1’15 Adj EBITDA: $109MM
Q1’15 Adj EBITDA ex Reval: $151MM
Appliances
Consumer goods
Construction/sheet
Packaging
Automotive
Consumer electronics
Automotive
Consumer electronics
Electrical and lighting
Medical devices
Performance tires
Standard tires
Polymer modification
Technical rubber goods
Coated paper and
packaging board
Carpet and artificial turf
backings
Tape saturation
Cement modification
Building products

TRINSEO

USD/MT
Styrene Margin - USD/MT
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15

USD/MT
Styrene Margin - USD/MT
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15

Key Styrene Raw Material Trends

Europe
(1)
Source: IHS. (1) Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W. Europe);
Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe). (2) Styrene: NE Asia Avg Spot Posting (CFR China); Benzene: NE Asia Spot Avg (FOB S. Korea); Ethylene: NE Asia Spot Avg (CFR NE Asia).
Margin: Styrene less 80% * Benzene less 30% * Ethylene.
Asia
(2)
Styrene
Ethylene
Benzene
Styrene
Ethylene
Benzene
SM
Margin
SM
Margin
400
600
1,200
1,400
1,600
1,800
2,000
2,200
800
1,000
400
600
1,000
1,200
1,400
1,600
1,800
2,000
800

Financial Review John Feenan EVP & CFO ™ Trademark of Trinseo S.A. or its affiliates

F/(U) vs.
(in $millions, unless noted) Q1'15 Q4'14 Q1'14 Q4'14 Q1'14
Volume (MMlbs)
1,411 1,223 1,344
Revenue
1,018 1,122 1,359
(9)% (25)%
Volume 13% 5%
Price   (18)% (23)%
FX (4)% (7)%
Adj EBITDA
109 32 88
Adj EBITDA ex Inv Reval
151 104  83
Adj EBITDA ex Inv Reval Margin
15% 9% 6%
Adj Net Income (loss)
39 (23) 20
Wtd Avg Shares - Diluted (000) 48,851 48,770 37,270
Adjusted EPS - Diluted ($)
0.80  (0.48)  0.53
Trinseo Quarterly Results

NOTE: Totals may not sum due to rounding.

Latex

$MM
Key Points
•
Consistent sales volume and
EBITDA performance
•
YoY growth in carpet and
paper board; coated paper
flat
•
Continuing to deliver lower
cost emulsion technologies
NOTE: Totals may not sum due to rounding. Volume in millions of pounds.
305
289
299
Revenue Bridge
Volume Price FX Total
YoY
2%
(24)% (5)% (27)%
QoQ 5% (19)%
(3)%
(17)%
$238
$286
$326
$21
$18
$26
$0
$50
$100
$150
$200
$250
$300
$350
Q1'15 Q4'14 Q1'14
Revenue Adjusted EBITDA
Volume

Synthetic Rubber

Key Points
•
Record high sales volume in
Q1; SSBR volume up 16%
YoY
•
SSBR volume was 46% of
total, enhanced SSBR was
57% of SSBR
•
Continuing to invest to
maintain technology
leadership
Volume 162
135
155
Revenue Bridge
Volume Price FX Total
YoY
3%
(20)% (11)% (27)%
QoQ 19% (17)%
(7)%
(5)%
$MM
NOTE: Totals may not sum due to rounding.  Volume in millions of pounds.
$129
$137
$177
$26
$30
$43
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
Q1'15 Q4'14 Q1'14
Revenue Adjusted EBITDA

Performance Plastics

NOTE: Totals may not sum due to rounding. Volume in millions of pounds.
Key Points
•
Record EBITDA in Q1 driven
by higher margins
•
8% YoY volume growth
excluding Latin America
•
Momentum in consumer
electronics, electrical /
lighting
Volume
$MM
150
145 144
Revenue Bridge
Volume Price FX Total
YoY
6%
(2)% (6)% (3)%
QoQ 3% (3)%
(3)%
(2)%
$197
$202
$202
$25
$16
$17
$0
$50
$100
$150
$200
$250
Q1'15 Q4'14 Q1'14
Revenue Adjusted EBITDA

Basic Plastics & Feedstocks

Key Points
•
Polycarbonate breakeven in
Q1 due to restructuring and
improved market conditions
•
Healthy styrene monomer
margins with benefit of
opportunistic sales
•
Higher sequential styrenic
polymer volume and margin
– restocking, seasonality,
market tightness
•
Strong Q1 AmSty income of
$35 million
•
Q1 EBITDA of $44 million ex
JV and inventory reval
$MM
Revenue Bridge
Volume Price FX Total
YoY
6%
(29)% (7)% (31)%
QoQ 20% (24)%
(5)%
(9)%
793
585
Volume
Segment
Polymers
654
490
746
561
$700
$600
$500
$400
$300
$200
$100
$0
Q1’15 Q4’14 Q1’14
$(12)
$454
$498
$654
Revenue
Adjusted EBITDA
$59
$23
$(100)
NOTE: Totals may not sum due to rounding.  Volume in millions of pounds.  Adjusted EBITDA includes earnings and losses from equity affiliates (Americas Styrenics & Sumika Styron).

Balance Sheet and Cash Flow

Liquidity
Pro Forma Maturities
A/R
Securitization
Revolver
Senior Secured
Notes
Summary
• Q1 free cash flow of $16 million including $28
million of capital expenditures, plus $52 million of
interest
• $15 million dividend from AmSty in Q1
• Strong quarter-end liquidity of $658 million
$MM
Unused Borrowing
Facilities
(2)
Cash & Cash
Equivalents
$MM
$MM
Free Cash Flow
(1)
$81
Termination Fees
$139
Term
Loan B
$77
$170
$25
$83
$56
$56
• Latex JV Option
• Bain Advisory
Agreement
$219
$439
$658
Q1'15
$200
$325
$500
$700
$0
$100
$200
$300
$400
$500
$600
$700
$800
(1) Free Cash Flow = cash from operating activities + cash from investing activities – change in restricted cash.  2014 value of $81MM and LTM Q1 ‘15 value of $139MM excludes approximately $56MM of
termination fees for Latex JV Option and Bain Advisory Agreement.   (2) A/R Securitization facility commitment of $200MM ($148MM available at Q1’15) and Revolving Credit facility commitment of $300MM
$0
$50
$100
$150
$200
2012 2013 2014 LTM Q1 '15
$0
$100
$200
$300
$400
$500
$600
$700
2016 2017 2018 2019 2020 2021 2022
($291MM available) at Q1’15.  NOTE:  Totals may not sum due to rounding.

2015 Focus Chris Pappas President & CEO ™ Trademark of Trinseo S.A. or its affiliates

TRINSEO

USD/MT
Jan-12
Jun-12
Nov-12
Apr-13
Sep-13
Feb-14
Jul-14
Dec-14
May-15

USD/MT
Styrene Margin - USD/MT
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15

Styrene Monomer

Western Europe Styrene Margins
Global Supply / Demand
Q2 Western Europe Margin Sequentially Higher
(1)
Q1 to Q2
+$150/MT
Styrene
Ethylene
Benzene
SM
Margin
Source: IHS, Trinseo.  (1) Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W.
Europe); Ethylene: W. Europe Contract – Market Pipeline  (Delivered W. Europe).
0
100
200
300
400
500
600
0%
2+%
0%
1%
2%
3%
Announced Capacity
Additions
2014 - 2019 CAGR
Demand
2014 - 2019 CAGR
2014 - 2019 Operating Rate:
84% - 87%
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2,200

Polycarbonate GP Western Europe Margins $/MT
Global Operating Rates

Polycarbonate

Source: (1) IHS; (2) Frost & Sullivan. NOTE: Totals may not sum due to rounding. (3) 50% / 50% venture with Sumika Styron.
Increasing Margins with Operating Rate
(1) Increasing Operating Rate
Total Capacity: 1,210kMT
Capacity by Region
(1)
Europe Asia
Total Capacity: 2,344kMT
North America
Total Capacity: 858kMT
$776
$174
$266
$228
$368
$407
77%
75%
74%
77%
79%
82%
65%
70%
75%
80%
85%
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2011 2012 2013 2014 2015 2016
PC GP Western Europe Margins PC Global Op Rates
2%
5%
0%
1%
2%
3%
4%
5%
6%
Supply
2014 - 2019 CAGR(1)
Demand
2014 - 2019 CAGR(2)
Rising Operating Rate from 2014 to 2019
Bayer
47%
SABIC
Plastics
40%
Trinseo
13%
Teijin
12%
Mitsubishi Gas
Chemical
12%
Bayer
12%
Bayer Poly
Shanghai
9%
Formosa
Idemitsu
7%
LG
Polycarbonate
7%
ZRCC/Lyondell
JV
4%
Teijin Polycarb
6%
Chi Mei - Asahi
6%
Sam Yang
5%
Cheil
3%
Samsung SDI
3%
Sumika
Styron
(3)
3%
Other
7%
SABIC
Plastics
70%
Bayer
30%

Polystyrene Capacity

Europe
North America
Asia
Total Capacity: 2,262kMT Total Capacity: 7,661kMT
Total Capacity: 2,736kMT
Source: IHS.
Note: Totals may not sum due to rounding.
(a) 50% / 50% joint venture between Trinseo and Chevron Phillips Chemical Company.
Styrolution
31%
Trinseo
19%
Total
21%
Versalis S.p.A
12%
BASF SE
6%
Synthos
Kralupy
4%
Other
7%
FCFC
8%
Jiangsu Laidun
6%
Zhenjiang
ChiMei
Chemical
6%
Rentai
Chemical
5%
PS Japan
5%
Trinseo
5%
ZRCC/Lyondell
JV
4%
Secco
4%
Total PC
4%
Styrolution
3%
Kumho
Chemicals
2%
Other
48%
Styrolution
33%
Americas
Styrenics
(a)
28%
Total PC
24%
Other
15%

2015 Expectations

Performance Materials
Basic Plastics
& Feedstocks
Synthetic Rubber Latex
Q2: EBITDA sequentially
flat as negative price lag
is offset by inventory
revaluation
2015: ~$6MM lower than
2014 due mainly to FX
Q2: EBITDA sequentially
flat as turnaround impact
is offset by inventory
revaluation
2015: Lower than 2014
by ~$20MM as higher
SSBR volume more than
offset by FX and
technology investments
Q2: EBITDA sequentially
lower as a decrease in
margin is mostly offset
by inventory revaluation
2015: ~$20MM higher
than 2014 due to product
growth and higher
margins
Q2 : Up vs Q1 due to
inventory revaluation;
higher SM, PC margins
offset by PS & SM
turnarounds, AmSty
2015: ~$175MM higher
than 2014 excluding
inventory revaluation
~$65MM better on
restructuring and PC
margin rebound
Higher styrene and
styrenic polymer margins
AmSty much better after
very strong first half
Performance
Plastics

™ Trademark of Trinseo S.A. or its affiliates Q&A

™ Trademark of Trinseo S.A. or its affiliates Appendix

US GAAP to Non-GAAP Reconciliation

(in $millions, unless noted) Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 2013 2014
Net Income (Loss) (9.7) (28.1) 4.9 10.6 17.1 (44.6) (10.1) (29.7) 37.7 (22.2) (67.3)
Interest expense, net 32.3 33.7 32.9 33.1 32.8 32.6 30.1 29.4 28.9 132.0 124.9
Provision for (benefit from) income taxes (0.1) 2.2 6.0 13.8 12.8 5.4 3.7 (2.1) 17.9 21.8 19.7
Depreciation and amortization 23.9 24.0 23.2 24.2 23.7 27.2 27.8 24.9 22.5 95.2 103.7
EBITDA 46.4 31.8 67.0 81.7 86.4 20.6 51.5 22.5 107.0 226.8 181.0
Loss on extinguishment of long-term debt 20.7 - - - - - 7.4 - - 20.7 7.4
Other non-recurring items 1.1 - - (0.4) - 32.5 1.9 3.9 1.3 0.8 38.4
Restructuring and other charges - 6.5 2.6 1.8 0.5 2.1 0.8 6.6 0.5 10.8 10.0
Net (gains) / losses on dispositions of businesses and assets - 3.2 1.0 - - - - (0.6) - 4.2 (0.6)
Fees paid pursuant to advisory agreement 1.2 1.2 1.2 1.2 1.2 24.2 - - - 4.7 25.4
Asset impairment charges or write-offs - 0.7 - 9.2 - - - - - 9.9 -
Adjusted EBITDA 69.4 43.4 71.8 93.5 88.1 79.4 61.6 32.4 108.8 277.9 261.6
Inventory Revaluation (0.2) 26.2 26.4 (12.0) (5.6) (2.6) 0.8 71.8 42.1 40.4 64.4
Adjusted EBITDA Ex Inv Reval 69.3 69.6 98.2 81.5 82.5 76.8 62.3 104.2 150.9 318.3 326.0
Adjusted EBITDA 69.4 43.4 71.8 93.5 88.1 79.4 61.6 32.4 108.8 277.9 261.6
Interest expense, net 32.3 33.7 32.9 33.1 32.8 32.6 30.1 29.4 28.9 132.0 124.9
Provision for (benefit from) income taxes - Adjusted 4.9 3.9 5.2 14.4 12.0 10.1 5.4 1.8 18.3 28.4 29.4
Depreciation and amortization - Adjusted 23.9 23.9 23.2 24.2 23.7 25.8 25.6 24.5 22.3 95.2 99.6
Adjusted Net Income 8.3 (18.1) 10.5 21.8 19.6 10.9 0.5 (23.3) 39.3 22.3 7.7
Wtd Avg Shares - Diluted (000) 37,270   37,270   37,270   37,270   37,270   38,912   48,770   48,770   48,851 37,270   43,476
Adjusted EPS - Diluted ($) 0.22   (0.49)   0.28   0.58   0.53   0.28   0.01   (0.48)   0.80   0.60   0.18
Loss on extinguishment of long-term debt 20.7   - - - - - 7.4 - - 20.7 7.4
Selling, general and administrative expenses 1.2 8.4 3.8 12.2 1.7 26.3 2.7 10.5 1.8 25.5 41.3
Other expense (income), net 1.1 3.2 1.0 (0.4) - 32.5 - (0.6) - 4.9 31.9
Total EBITDA Adjustments 23.0 11.6 4.8 11.8 1.7 58.8 10.1 9.9 1.8 51.1 80.6
Adjustments by Statement of Operations Caption
Adjusted EBITDA to Adjusted Net Income

Selected Segment Information

NOTE: Totals may not sum due to rounding.
(in $millions, unless noted) Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 2013 2014
Latex 307 305 310 288 299 295 309 289 305 1,210 1,193
Synthetic Rubber 137 125 128 133 155 142 136 135 162 523 568
Performance Plastics 140 150 145 144 144 147 145 145 150 579 581
Performance Materials 584 580 583 566 598 584 591 569 617 2,312 2,342
Basic Plastics & Feedstocks 727 731 699 652 746 743 725 654 793 2,810 2,867
Trade Volume (MMLbs) 1,311 1,311 1,282 1,218 1,344 1,327 1,315 1,223 1,411 5,122 5,210
Latex 357 345 332 308 326 321 328 286 238 1,341 1,261
Synthetic Rubber 176 156 142 148 177 165 155 137 129 622 634
Performance Plastics 196 208 201 203 202 210 208 202 197 808 821
Performance Materials 729 709 675 658 705 695 691 624 565 2,771 2,716
Basic Plastics & Feedstocks 663 652 634 587 654 645 614 498 454 2,536 2,412
Net Sales 1,392 1,362 1,309 1,245 1,359 1,341 1,305 1,122 1,018 5,307 5,128
Latex 27 29 27 24 26 27 26 18 21 106 97
Synthetic Rubber 31 28 13 42 43 37 27 30 26 113 137
Performance Plastics 13 10 17 21 17 17 19 16 25 62 69
Performance Materials 71 67 56 87 87 81 72 65 73 281 304
Basic Plastics & Feedstocks 11 8 52 33 23 16 4 (12) 59 103 31
Corporate (13) (31) (37) (27) (21) (17) (15) (20) (23) (107) (73)
Adjusted EBITDA 69 43 72 93 88 79 62 32 109 278 262
Performance Materials 71 77 79 77 82 80 73 85 93 304 319
Basic Plastics & Feedstocks 11 23 56 31 22 13 4 40 81 121 79
Corporate (13) (31) (37) (27) (21) (17) (15) (20) (23) (107) (73)
Adjusted EBITDA excl Inv Reval 69 70 98 81 83 77 62 104 151 318 326
Basic Plastics & Feedstocks 3 9 15 12 15 5 9 18 37 39 48
Equity in earnings (losses) of affiliates 3 9 15 12 15 5 9 18 37 39 48